UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2021

THRIVE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40939	98-1601854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Riverside Center

275 Grove Street, Suite 2-400

Newton, MA 02466

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 663-5988

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	THAC.U	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	THAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	THAC.WS	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2021, Thrive Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-259418) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 9, 2021, as thereafter amended and supplemented from time to time (the “Registration Statement”), and which are described in the final prospectus dated October 20, 2021.

●	An Underwriting Agreement, dated October 20, 2021, by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 20, 2021 (the “Letter Agreement”), by and among the Company, Thrive Acquisition Sponsor LLC (the “Sponsor”), GR Sleep LLC (“GR Sleep”), Christophe Barnouin, John O’Callaghan and the Company’s officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 20, 2021, by and among the Company, the Sponsor, GR Sleep and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated October 20, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Sponsor Warrants Purchase Agreement, dated September 24, 2021, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A GR Sleep Warrants Purchase Agreement, dated September 24, 2021, by and between the Company and GR Sleep (the “GR Sleep Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Charles Urbain Warrants Purchase Agreement, dated September 24, 2021, by and between the Company and Charles Urbain (the “Urbain Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the GR Sleep Private Placement Warrants Purchase Agreement and the Urbain Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate 9,150,000 warrants (the “Private Placement Warrants”) to the Sponsor, GR Sleep and Charles Urbain at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $9,150,000. The Private Placement Warrants will be identical to the public warrants underlying the Units sold in the IPO (the "Public Warrants"), except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the Sponsor, GR Sleep or Charles Urbain, or their permitted transferees (except for certain limited exceptions described in the Registration Statement). If the Private Placement Warrants are held by someone other than the Sponsor, GR Sleep or Charles Urbain, or their permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by such holders on the same basis as the Public Warrants. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on October 20, 2021, Peter Roy, James Macon, Daniel Germain and Peter Graham (collectively, and together with Charles Jobson, Benjamin Kao and Charles Urbain, the “Directors”) were appointed to the board of directors of the company (the “Board”). The Board has determined that Peter Roy, James Macon, Daniel Germain and Peter Graham are independent directors within the meaning of applicable Commission and Nasdaq rules.

Effective October 20, 2021, Mr. Graham, Mr. Germain and Mr. Macon were appointed to the Board’s Audit Committee, with Mr. Graham serving as chair of the Audit Committee. Effective October 20, 2021, Mr. Germain, Mr. Macon and Mr. Roy were appointed to the Board’s Compensation Committee, with Mr. Germain serving as chair of the Compensation Committee. Effective October 20, 2021, Mr. Roy, Mr. Graham and Mr. Germain were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Roy serving as chair of the Nominating and Corporate Governance Committee.

On October 20, 2021, in connection with his appointment to the Board, each Director entered into the Letter Agreement and an indemnity agreement with the Company. A copy of the Letter Agreement is attached as Exhibit 10.1 hereto and the form of indemnity agreement is attached as Exhibit 10.4 to the Registration Statement, each of which is incorporated herein by reference.

Other than the Letter Agreement and indemnity agreement, none of the Directors is party to any arrangement or understanding with any person pursuant to which he was appointed as a Director nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Articles”), effective the same day. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $175,950,000, comprised of $169,050,000 of the proceeds from the IPO (which amount includes $6,037,500 of the deferred underwriting discount) and $6,900,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if an initial business combination is not consummated within 15 months from the closing of the IPO (or 18 months from the closing of the IPO if the Company extends the time to complete a business combination so long as the Sponsor or its affiliates or designees deposits into the trust account an additional $0.10 per unit), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s Amended Articles (A) that would modify the substance or timing of the Company’s obligation to provide holders of the Company’s Class A ordinary shares the right to have their shares redeemed in connection with the initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 15 months from the closing of the IPO (or 18 months from the closing of the IPO if the Company extends the time to complete a business combination so long as the Sponsor or its affiliates or designees deposits into the trust account an additional $0.10 per unit) or (B) with respect to any other provision relating to the rights of holders of the Company’s Class A ordinary shares.

On October 20, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 25, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated October 20, 2021, by and between the Company and BTIG, LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 20, 2021, by and among the Company, the Sponsor, GR Sleep, Christophe Barnouin, John O’Callaghan and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated October 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 20, 2021, by and among the Company, the Sponsor, GR Sleep and certain other security holders named therein.
10.4	Administrative Services Agreement, dated October 20, 2021, by and between the Company and the Sponsor.
10.5	Sponsor Warrants Purchase Agreement, dated September 24, 2021, by and between the Company and the Sponsor.
10.6	GR Sleep LLC Warrants Purchase Agreement, dated September 24, 2021, by and between the Company and GR Sleep.
10.7	Charles Urbain Warrants Purchase Agreement, dated September 24, 2021, by and between the Company and Charles Urbain
99.1	Press Release, dated October 20, 2021.
99.2	Press Release, dated October 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRIVE ACQUISITION CORPORATION

By:	/s/ Charles Jobson
	Name:	Charles Jobson
	Title:	Chief Executive Officer

Dated: October 26, 2021